                       SECOND AMENDMENT TO AGREEMENT FOR MERGER


    This Second Amendment dated as of December 4, 1996 to that certain
Agreement for Merger dated November 13, 1996, as previously amended by that certain First Amendment to Merger Agreement dated as of November 19, 1996 (the "Merger Agreement"), is by and among Touch Tone America, a California corporation ("TTA"), Touch Tone/Arcada, Inc., a Washington corporation and wholly-owned subsidiary of TTA ("Newco"), and S.V.V. Sales, Inc., a Washington corporation d/b/a Arcada Communications, Inc. ("Arcada"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

    TTA, Newco and Arcada hereby desire to amend certain portions of the Merger Agreement.

    In consideration of the above and the mutual covenants, terms and conditions set forth below, TTA, Newco and Arcada hereby agree as follows:

    1. AMENDMENT TO MERGER AGREEMENT

         A. Section 1(b)(i) of the Merger Agreement is hereby amended by deleting reference in the first sentence thereof to a "one year, eight percent (8%) promissory note of TTA" and substituting therefor a reference to a "fifteen
(15) month, eight percent (8%) promissory note of TTA".

         2.  MISCELLANEOUS

         A. RATIFICATION. The parties hereto hereby ratify and approve the Merger Agreement, as amended hereby, and the parties hereto acknowledge that all of the terms and provisions of the Merger Agreement as amended hereby, are and remain in full force and effect.

         B. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         C. GOVERNING LAW. This Amendment, in all respects, including all matters of construction, validity and performance, is governed by the internal laws of the state of Washington as applicable to contracts executed and delivered in Washington by citizens of such state to be performed wholly within such state without giving effect to the principles of conflicts of laws thereof. This agreement is being delivered in Seattle, Washington.

    The parties hereto have executed this Second Amendment as of the date first set forth above.



                                            TOUCH TONE AMERICA, INC.



                                            By: /S/ Michael J. Canney
                                                 -------------------------------
                                            Its:  President


                                            S.V.V. SALES, INC.



                                            By: /S/ Frank Bonadio
                                                 -------------------------------
                                            Its:  President


                                            TOUCH TONE/ARCADA, INC.



                                            By: /S/ Michael J. Canney
                                                 -------------------------------
                                            Its:  President




                                       2